Filed pursuant to Rule 497(a)

Registration Statement No. 333-218114

Rule 482 ad

TCG BDC, Inc. Announces Planned Initial Public Offering

NEW YORK (June 5, 2017) – TCG BDC, Inc. (“TCG BDC”) today announced that it plans to make an initial public offering of 9,000,000 shares of its common stock. TCG BDC is expected to list its common stock on the NASDAQ Global Select Market under the symbol “CGBD.” The underwriters are expected to have an option to purchase up to an additional 1,350,000 shares of its common stock. The completion of the proposed offering depends upon several factors, including market and other conditions.

TCG BDC expects to use the net proceeds of this offering to repay a portion of the outstanding debt under its senior secured revolving credit facilities.

BofA Merrill Lynch, Morgan Stanley, J.P. Morgan and Citigroup are acting as joint book-running managers for the offering. Keefe, Bruyette & Woods and Wells Fargo Securities are acting as bookrunners for the offering and HSBC and Mizuho Securities are acting as co-managers for the offering.

A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission (the “SEC”) but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time that the registration statement becomes effective. No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked by you without obligation or commitment of any kind, at any time prior to the time you receive notice of an acceptance of the offer given after the effective date.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of TCG BDC before investing. The preliminary prospectus, dated June 5, 2017, contains this and other information about TCG BDC and should be read carefully before investing. The information in the registration statement, preliminary prospectus and herein is not complete and may be changed.

This press release will not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.

The offering of these securities will be made only by means of a preliminary prospectus forming part of the registration statement, copies of which may be obtained, when available, from: BofA Merrill Lynch, NC1-004-03-43 200, North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; Morgan Stanley, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, (866) 803-9204; Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, (800) 831-9146.

About TCG BDC, Inc.

TCG BDC is an externally managed specialty finance company focused on lending to middle-market companies. TCG BDC is managed by Carlyle GMS Investment Management L.L.C., an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group L.P. Since it commenced investment operations in May 2013 through March 31, 2017, TCG BDC has invested more than $2.4 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments. TCG BDC’s investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies. TCG BDC has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements” that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations and estimates about us, our current and prospective portfolio investments, our industry, our beliefs, our assumptions and other similar matters. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, including those described from time to time in our filings with the SEC, many of which are beyond TCG BDC’s control and difficult to predict, that could cause actual results to differ materially from those implied or expressed in the forward-looking statements. TCG BDC undertakes no obligation to update or revise publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Investor Contact:

Daniel Harris

212-813-4527

Daniel.harris@carlyle.com

Media Contact:

Jordan DeJarnette

202-729-5029

jordan.dejarnette@carlyle.com